The information contained in the attached Computational Materials, Structural Term Sheet , or Collateral Term Sheet relating to the Series 2005-FR4 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2005- FR4 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/ or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information.

The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connect ion with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current . A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR4 Preliminary Collateral Analysis
All records
6,074 records
Balance: 1,098,257,690

1. Collateral Statistics

Av Loan Size	180,812.92
Gross WAC	7.215
Loan Balance > $750k	0.68
Weighted Average FICO	627
FICO < 650	62.89
Percent CLTV > 80%	40.40
Percent CLTV (w/o MI) > 80%	40.40
Weighted Average CLTV (Inc. Silent Seconds)	89.79
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds)	645
Weighted Average CLTV for Silent Seconds	98.32
IO Loans (%)	26.63
IO FICO	657
IO CLTV	79.18
Own Occ (%)	93.11
Second Home (%)	0.87
Investment Property (%)	6.02
Percent Single-Family Properties	81.98
Percent PUD	0.00
Percent Condos	6.24
Percent 2-4 Family	11.78
Rate Term Refi (%)	0.51
Purchase (%)	49.68
CO Refi (%)	49.82
California Concentration	31.45
Northern California Concentration	13.30
Southern California Concentration	18.15
Full Doc (%)	62.43
Limited Doc (%)	0.00
Stated Doc (%)	34.4
No Doc (%)	0.00
Easy Doc (%)	3.17
No Ratio (%)	0.00
No Income Verification (%)	0.00
No Asset Verification (%)	0.00
Other Documentation (%)	0.00
Five Largest Originators (w/ %)	Fremont (100%)
Five Largest Servicers (w/%)	Countrywide (100%)
AAA Credit Enhancement	74.30%

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR4 Preliminary Collateral Analysis
Interest Only
1,022 records
Balance: 292,474,571

1. Collateral Statistics

Av Loan Size	286,178.64
Gross WAC	6.113
Loan Balance > $750k	1.11
Weighted Average FICO	657
FICO < 650	43.88
Percent CLTV > 80%	0.29
Percent CLTV (w/o MI) > 80%	0.29
Weighted Average CLTV (Inc. Silent Seconds)	95.90
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds)	658
Weighted Average CLTV for Silent Seconds	99.14
IO Loans (%)	100.00
IO FICO	657
IO CLTV	79.18
Own Occ (%)	100.00
Second Home (%)	0.00
Investment Property (%)	0.00
Percent Single-Family Properties	85.84
Percent PUD	0.00
Percent Condos	8.67
Percent 2-4 Family	5.49
Rate Term Refi (%)	0.12
Purchase (%)	71.27
CO Refi (%)	28.61
California Concentration	55.51
Northern California Concentration	28.02
Southern California Concentration	27.49
Full Doc (%)	73.99
Limited Doc (%)	0.00
Stated Doc (%)	24.77
No Doc (%)	0.00
Easy Doc (%)	1.24
No Ratio (%)	0.00
No Income Verification (%)	0.00
No Asset Verification (%)	0.00
Other Documentation (%)	0.00
Five Largest Originators (w/ %)	Fremont (100%)
Five Largest Servicers (w/%)	Countrywide (100%)

BARCLAYS
Fremont Mortgage Corp
SABR2005-FR4 Preliminary Collateral Analysis
Silent Second
2,094 records
Balance: 486,766,308

1. Collateral Statistics

Av Loan Size	232,457.64
Gross WAC	6.622
Loan Balance > $750k	0.00
Weighted Average FICO	645
FICO < 650	53.09
Percent CLTV > 80%	22.80
Percent CLTV (w/o MI) > 80%	22.80
Weighted Average CLTV (Inc. Silent Seconds)	98.32
Weighted Averge FICO for Silent Seconds (Inc. Silent Seconds)	645
Weighted Average CLTV for Silent Seconds	98.32
IO Loans (%)	52.24
IO FICO	658
IO CLTV	79.92
Own Occ (%)	94.41
Second Home (%)	0.51
Investment Property (%)	5.08
Percent Single-Family Properties	81.88
Percent PUD	0.00
Percent Condos	7.79
Percent 2-4 Family	10.32
Rate Term Refi (%)	0.14
Purchase (%)	77.34
CO Refi (%)	22.51
California Concentration	37.67
Northern California Concentration	18.01
Southern California Concentration	19.66
Full Doc (%)	70.80
Limited Doc (%)	0.00
Stated Doc (%)	28.51
No Doc (%)	0.00
Easy Doc (%)	0.69
No Ratio (%)	0.00
No Income Verification (%)	0.00
No Asset Verification (%)	0.00
Other Documentation (%)	0.00
Five Largest Originators (w/ %)	Fremont (100%)
Five Largest Servicers (w/%)	Countrywide (100%)